                                                                   EXHIBIT 10.18





                      AMENDMENT NO. 2 TO CREDIT AGREEMENT



          AMENDMENT dated as of September 8, 1994 among ANALOG DEVICES, INC. and the undersigned BANKS.


                              W I T N E S S E T H:


          WHEREAS, Analog Devices, Inc., the Banks listed therein and Morgan Guaranty Trust Company of New York, as Agent, are parties to a Credit Agreement dated as of March 12, 1993 (as amended by Amendment No. 1 thereto dated as of May 18, 1993, the "Agreement"); and

          WHEREAS, the parties hereto desire to extend the facility provided for in the Agreement, and change the pricing applicable thereto, as more fully set forth below;

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1. DEFINITIONS; REFERENCES. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement has the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" or to the Agreement and each other similar reference contained in the Agreement or in any Exhibit thereto shall from and after the date hereof refer to the Agreement as amended hereby.

          SECTION 2. AMENDMENT OF SECTION 1.01. Section 1.01 of the Agreement is amended (a) by replacing the date "March 15, 1996" in the definition of "Termination Date" with the date "September 8, 1998";

               (b) by replacing the definition of "Commitment Fee Rate" with the following:

               "Commitment Fee Rate" means (i) .01 of 1% per annum for any date on which Level I Status exists, (ii) .05 of 1% per annum for any date on which Level II Status exists and (iii) .0625 of 1% per annum for any date on which Level III Status, Level IV Status or Level V Status exists.

               (c) by replacing the definition of "Facility Fee Rate" with the following:

               "Facility Fee Rate" means (i) .125 of 1% per annum for any date on which Level I Status exists, (ii) .15 of 1% per annum for any date on which Level II Status exists, (iii) .1875 of 1% per annum for any date on which Level III Status exists, (iv) .25 of 1% per annum for any date on which Level IV Status exists and (v) .375 of 1% per annum for any date on which Level V Status exists.


               (d) by deleting the definition of Usage Fee Rate.

               SECTION 3. AMENDMENT OF SECTION 2.07. Section 2.07 of the Agreement is amended

               (a) by replacing the definition of "CD Margin" in subsection
(b) with the following:

               "CD Margin" means (i) .375 of 1% per annum for any date on which Level I Status exists, (ii) .45 of 1% per annum for any date on which Level II Status exists, (iii) .5375 of 1% per annum for any date on which Level III Status exists, (iv) .75 of 1% per annum for any date on which Level IV Status exists and (v) 1% per annum for any date on which Level V Status exists.

               (b) by replacing the definition of "Euro-Dollar Margin" in subsection (c) with the following:

               "Euro-Dollar Margin" means (i) .25 of 1% per annum for any date on which Level I Status exists, (ii) .325 of 1% per annum for any date on which Level II Status exists, (iii).4125 of 1% per annum for any date on which Level III Status exists, (iv) .625 of 1% per annum for any date on which Level IV Status exists, and (v) .875 of 1% per annum for any date on which Level V Status exists.

               SECTION 4. AMENDMENT OF SECTION 2.08. Section 2.08 of the Agreement is amended by deleting subsection (e) thereof.

               SECTION 5. CHANGES IN COMMITMENTS. The Commitments of the Banks are changed as set forth on the signature pages hereof.

          SECTION 6. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

          SECTION 7. COUNTERPARTS; EFFECTIVENESS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Agent shall receive

               (a) duly executed counterparts hereof signed by the Borrower and the Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall receive telex, telecopy or other written confirmation from such party of execution of a counterpart hereof by such party);

               (b) an opinion of William A. Wise, Jr., Assistant General Counsel of the Company, substantially in the form of Exhibit A hereto and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request;

               (c) an opinion of Davis Polk & Wardwell, special counsel for the Agent, substantially in the form of Exhibit B hereto and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request; and

               (d) all documents it may reasonably request relating to the existence of the Company, the corporate authority for and the validity of this Amendment, the Agreement so amended hereby and the Notes, and any other matters relevant hereto, all in form and substance satisfactory to the Agent;

PROVIDED that this Amendment shall not become effective or be binding on any party hereto unless all of the foregoing conditions are satisfied not later than September 30, 1994.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                                             ANALOG DEVICES, INC.


                                             By /s/ William A. Martin
                                                -----------------------------
                                                Title:  Treasurer

COMMITMENTS

$20,000,000                         MORGAN GUARANTY TRUST COMPANY
                                       OF NEW YORK


                                    By /s/ Adam J. Silver
                                       ---------------------------
                                       Title:  Associate


$20,000,000                         BANK OF AMERICA NATIONAL TRUST
                                       AND SAVINGS ASSOCIATION


                                    By /s/ Kevin McMahon
                                       ---------------------------
                                       Title:  Vice President


$20,000,000                         THE FIRST NATIONAL BANK OF
                                       BOSTON


                                    By /s/ George Hibbard
                                       ---------------------------
                                       Title:  Vice President


- -----------------
Total Commitments

$60,000,000




Consented to by:                    CONTINENTAL BANK N.A.


                                    By /s/ Barry A. Peterson
                                       ---------------------------
                                       Title: Vice President